Exhibit 99.5

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BROOKLINE BANCORP, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS PO BOX 1342 BRENTWOOD, NY 11717-0718 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 20, 2025 for shares held directly and by 11:59 P.M. ET on May 19, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BRKL2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 20, 2025 for shares held directly and by 11:59 P.M. ET on May 19, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 2. A proposal to approve, on a non-binding advisory basis, the compensation that may become payable to the named executive officers of Brookline in connection with the Mergers (the “Brookline Merger-Related Compensation Proposal”). 3. A proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the Brookline Merger Proposal (the “Brookline Adjournment Proposal”). 1. A proposal to adopt the Agreement and Plan of Merger, dated as of December 16, 2024, by and among Berkshire Hills Bancorp, Inc. (“Berkshire”), Commerce Acquisition Sub, Inc. and Brookline Bancorp, Inc. ("Brookline"), pursuant to which Commerce Acquisition Sub, Inc. will merge with and into Brookline (the “Merger”), with Brookline surviving the Merger, and, immediately following the Merger, Brookline will merge with and into Berkshire (the “Holdco Merger”), with Berkshire surviving the Holdco Merger (together with the Merger, the “Mergers”) (the “Brookline Merger Proposal”). NOTE: Such other business as may properly come before the meeting or any adjournment thereof. BROOKLINE BANCORP, INC. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. V69983-S10553 For Against Abstain ! ! ! ! ! ! ! ! ! SCAN TO VIEW MATERIALS & VOTEw

V69984-S10553 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Joint Proxy Statement / Prospectus are available at www.proxyvote.com. BROOKLINE BANCORP, INC. Special Meeting of Stockholders May 21, 2025 9:30 AM This proxy is solicited by the Board of Directors The undersigned stockholder of Brookline Bancorp, Inc., a Delaware corporation (the "Company"), hereby appoints Paul A. Perrault, Chief Executive Officer and Marissa Martin, General Counsel and Corporate Secretary, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Stockholders of the Company (the "Special Meeting"), to be held on May 21, 2025, 9:30 AM EDT virtually at www.virtualshareholdermeeting.com/BRKL2025SM, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice and Joint Proxy Statement / Prospectus, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Special Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side